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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 6, 2002

                                META GROUP, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                              0-27280
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 (State or other jurisdiction of                        (Commission file number)
         incorporation)

                                   06-0971675
                                   ----------
                        (IRS Employer Identification No.)

208 Harbor Drive, Stamford, Connecticut                       06912-0061
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(Address of principal executive office)                       (Zip Code)

                                 (203) 973-6700
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              (Registrant's telephone number, including area code)

                           No change since last report
                           ---------------------------
             (former name or address, if changed since last report)

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ITEM 5. OTHER EVENTS

On February 8, 2001, the Registrant announced (i) a strategic reorganization, including a 7% workforce reduction, (ii) that, based on preliminary analysis of its results, it expects to report fourth-quarter 2001 total revenues of between $30 and $31 million, and an estimated operating loss of between $4.5 and $6.0 million and (iii) it expects to report results for the fourth quarter and year ended December 31, 2001, on February 21, 2002, after the market close and will hold a conference call on February 22, 2002, to discuss the results and provide current expectations of future performance, as more fully described in the Registrant's press release dated February 8, 2002, which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

99.1  Press release of META Group, Inc. dated February 8, 2002


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       META Group, Inc.


Date: February 12, 2002                By: /s/ Dale Kutnick
                                       -----------------------------------------
                                       Chairman of the Board of Directors, Chief
                                       Executive Officer and Co-Research
                                       Director


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